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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.   20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 13, 1995

                              BJ SERVICES COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
              Delaware                              1-10570                            63-0084140
    (STATE OR OTHER JURISDICTION           (COMMISSION FILE NUMBER)                   (IRS EMPLOYER
          OF INCORPORATION)                                                        IDENTIFICATION NO.)
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                          5500 Northwest Central Drive
                              Houston, Texas 77092
                             (ADDRESS OF PRINCIPAL
                     EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                 (713) 462-4239
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 2.         ACQUISITION OR DISPOSITION OF ASSETS.

                On April 13, 1995, pursuant to the Agreement and Plan of Merger, dated as of November 17, 1994, as amended (the "Merger Agreement"), between BJ Services Company ("BJ Services") and The Western Company of North America ("Western"), Western merged with and into BJ Services. Western common stock is no longer transferrable, and certificates evidencing shares of Western common stock represent only the right to receive the consideration into which such shares were converted upon consummation of the Merger. In accordance with the provisions of the Merger Agreement, holders of shares of Western common stock will receive an aggregate of 10.98 million shares of common stock of BJ Services ("BJ Common Stock," each share including a preferred share purchase right), 4.38 million warrants to purchase BJ Services common stock ("BJ Warrants") and $219 million in cash. For each share of Western common stock that is treated as convertible into BJ Common Stock, BJ Services will issue (in addition to 0.2 warrants) 1.0028 shares of BJ Common Stock, and Western stockholders will receive $20.00 (in addition to 0.2 warrants) for each share of Western common stock that is treated as convertible into cash consideration in the Merger. Cash will be paid in lieu of fractional shares of BJ Common Stock (on the basis of $19.9438 per share) and fractions of BJ Warrants (on the basis of $5.00 per warrant). Pursuant to the Merger Agreement, no interest will be paid or accrue on the consideration paid in the Merger. Following the merger, the assets and operations of Western were contributed to BJ Services Company, U.S.A. ("BJ U.S.A."), a wholly owned subsidiary of BJ Services.

                The funding for the cash consideration for the Merger was through a $440 million unsecured bank credit facility ("Bank Credit Facility") entered into on April 14, 1995. The Bank Credit Facility provides for term loans in an aggregate principal amount of $265 million and a revolving loan facility in an aggregate principal amount at any one time outstanding of up to $175 million with Bank of America National Trust and Savings Association as agent, Bank of America Illinois as letter of credit issuing bank, The Chase Manhattan Bank, N.A., as co-agent, Credit Lyonnais Cayman Island Branch, as co-agent, First Interstate Bank of Texas, N. A., as co-agent, and the other financial institutions from time to time party thereto. The borrowers and guarantors under the Bank Credit Facility are BJ Services and certain of its subsidiaries, including BJ U.S.A., BJ Service International, Inc., and BJ Services Company Middle East. In addition, Western Petroleum Services International Company, a subsidiary of BJ Services and formerly a subsidiary of Western, is a guarantor of the Bank Credit Facility. As of April 28, 1995, amounts drawn under the Bank Credit Facility accrue interest at a weighted average rate of 6.875 percent.

                The operations acquired from Western include well stimulation, cementing, sand control and coiled tubing services provided to oil and gas companies operating in the continental United States, the Gulf of Mexico and certain foreign countries. BJ U.S.A. will also conduct Western's business of providing production and industrial chemicals to the oil, gas, refining and petrochemical industries in the United States. The assets acquired from Western in the Merger include approximately thirty operating facilities, pressure pumping equipment, a well stimulation vessel, a manufacturing complex and distribution center in Fort Worth, Texas, and a chemical blending facility in Hobbs, New Mexico.

                On the basis of discussions between BJ Services and the Antitrust Division of the Department of Justice in connection with the Merger, BJ Services sold certain of its fracturing assets located in Brighton, Colorado, to Nowsco Well Service Ltd., which at the same time also acquired certain nitrogen pumping assets of BJ Services located in Cortland, Ohio.





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                Following the effectiveness and consummation of the Merger, the
Board of Directors of BJ Services was increased from 7 to 10 directors. The new directors named to fill those vacancies are David A. B. Brown, President of the Windsor Group, Inc., a management consulting firm, William J. Johnson, an independent oil and natural gas producer and consultant, and Michael E.
Patrick, Managing Director of M. E. Zukerman & Co., a merchant banking firm, each formerly a director of Western.

                The information set forth in the press release of BJ Services dated April 26, 1995, regarding the proration of the merger consideration and the conversion of a portion of the stock election shares to cash election shares, is incorporated herein by reference.


ITEM 5.         OTHER EVENTS

                Effective upon consummation of the Merger, by execution of a supplemental indenture (the "Senior Note Supplement") with respect to Western's 12-7/8% Senior Notes due December 1, 2002, and a supplemental indenture (the "Convertible Note Supplement") with respect to Western's 7-1/4% Convertible Subordinated Debentures due January 15, 2015 (the "Convertible Debentures"), BJ Services assumed the covenants and obligations of Western under the respective indentures. Pursuant to the indenture for the Convertible Debentures, as supplemented by the Convertible Note Supplement, each holder of a Convertible Debenture may convert each $1,000 principal amount debenture into (i) $588.235 in cash, (ii) 29.49 shares of BJ Common Stock and (iii) 11.76 BJ Warrants.
Cash will be paid in lieu of fractional shares of BJ Common Stock (on the basis of $19.9438 per share) and fractions of BJ Warrants (on the basis of $5.00 per warrant). On April 20, 1995, BJ Services announced the redemption, effective May 9, 1995, of the Convertible Debentures, which will cease to be convertible as of the close of business on May 4, 1995.

              The information set forth in the press release of BJ Services dated April 20, 1995, regarding the redemption of the 7- 1/4% Convertible Subordinated Debentures due January 15, 2015, is incorporated herein by reference.




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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

       (a)    Financial Statements of Businesses Acquired.

              The following audited financial statements of Western are hereby incorporated by reference herein: The consolidated balance sheets, consolidated statements of operations, consolidated statements of cash flows and consolidated statements of stockholders' equity, together with the notes to consolidated financial statements, included as exhibit number 21.4 in the Current Report of Western on Form 8-K dated February 10, 1995 (No. 1-7451). Also incorporated by reference herein is the report of Price Waterhouse LLP dated February 22, 1995, relating to the financial statements of Western, which appears in exhibit number 21.4 of such Current Report on Form 8-K.

       (b)    Pro Forma Financial Information.

              It is not practicable as of the date of this filing to file the pro forma financial information required pursuant to Item 7 of Form 8-K in connection with the Merger. Such pro forma financial information will be filed not later than May 15, 1995.

       (c)    Exhibits.

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
Exhibit Number                                    Description
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
       2.1           Agreement and Plan of Merger dated as of November 17, 1994, among BJ Services Company, WCNA Acquisition Corp.
                     and The Western Company of North America (included as Appendix A in Registration Statement on Form S-4
                     (Registration No. 33-58017) and incorporated by reference herein).

       2.2           First Amendment to Agreement and Plan of Merger dated March 7, 1995, among BJ Services Company, WCNA
                     Acquisition Corp. and The Western Company of North America, including form of Warrant Agreement (included as
                     Appendix B in Registration Statement on Form S-4 (Registration No. 33-58017) and incorporated by reference herein).

       99.1          Press release of BJ Services dated April 20, 1995, with respect to the redemption of the 7-1/4% Convertible
                     Subordinated Debentures due January 15, 2015.

       99.2          Press release of BJ Services dated April 25, 1995, with respect to the Company's earnings for the second fiscal quarter ended March 31, 1995.

       99.3          Press release of BJ Services dated April 26, 1995, with respect to the proration of the merger consideration and the conversion of a portion of the stock election shares to cash election shares.
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                                   SIGNATURE


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        BJ SERVICES COMPANY



                                        By  /s/ MARGARET B. SHANNON
                                            _______________________
                                              Margaret B. Shannon
                                              Vice President and
                                              General Counsel


Date:     April 28, 1995





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                                 EXHIBIT  INDEX



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
              Exhibit
              Number                           Description
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
              2.1           Agreement and Plan of Merger dated as of November 17, 1994, among BJ Services Company, WCNA Acquisition
                            Corp. and The Western Company of North America (included as Appendix A in Registration Statement on
                            Form S-4 (Registration No. 33-58017) and incorporated by reference herein).

              2.2           First Amendment to Agreement and Plan of Merger dated March 7, 1995, among BJ Services Company, WCNA
                            Acquisition Corp. and The Western Company of North America, including form of Warrant Agreement
                            (included as Appendix B in Registration Statement on Form S-4 (Registration No. 33-58017) and
                            incorporated by reference herein).

              99.1          Press release of BJ Services dated April 20, 1995, with respect to the redemption of the Company's 7-
                            1/4% Convertible Subordinated Debentures due January 15, 2015.

              99.2          Press release of BJ Services dated April 25, 1995, with respect to the Company's earnings for the second fiscal quarter ended March 31, 1995.

              99.3          Press release of BJ Services dated April 26, 1995, with respect to the proration of the merger consideration and the conversion of a portion of the stock election shares to cash election shares.
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